BLANKET BOND INSURANCE AGREEMENT

      THIS AGREEMENT is made as of the 10th day of April, 2014, by and among the investment companies listed in Appendix A (collectively referred to herein as the "Funds"), First Trust Advisors L.P. (the "Advisor") and First Trust Portfolios L.P. (collectively, with the Advisor and the Funds referred to as the "Parties").

                                  WITNESSETH:

      WHEREAS, the Parties have agreed to acquire a joint insured policy (the "Policy") issued by ICI Mutual Insurance Company containing broker's blanket bond coverage ("Blanket Bond Coverage") which shall cover all Parties;

      WHEREAS, the total amount of the Blanket Bond Coverage under the Policy will be $27,000,000 ("Bond Amount") based upon the determination of each Fund's Board of Trustees that such insured Parties should have an amount of coverage, in the aggregate, of at least $25,000,000 ("Basic Bond Coverage") as provided in Appendix B;

      WHEREAS, the Parties desire to provide herein for an allocation of the premiums for the Blanket Bond Coverage and a manner of allocating any loss proceeds received under the Policy.

       The Parties, therefore, agree that:

       1. Allocation of Blanket Bond Coverage Premium. Each Party shall pay a proportionate share of the Blanket Bond Coverage annual premium based on the allocation as set forth in Appendix C.

       2. Losses.

      (a) General. The Policy is a "claims made" insurance policy and a Policy Year is the period from October 9th through the next succeeding October 9th (or any modification of that period as may be agreed by the Parties and the insurer). The insured loss (including all related expenses) of a Party which relates to a claim made by that Party relating to a particular Policy Year under the Blanket Bond Coverage is hereinafter referred to as a "Blanket Bond Loss." Party includes the trustees and officers of an insured Party and other insured agents or employees of such a Party.

      (b) Blanket Bond Loss. If only one insured Party incurs a Blanket Bond Loss relating to a Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will be allocated to that Party. If more than one insured Party incurs a Blanket Bond Loss relating to a particular Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will first be allocated among those insured Parties in proportion to their respective premiums paid under Paragraph 1 hereof for Blanket Bond Coverage. If, for that particular Policy Year, after initial allocation, there are remaining proceeds of the Blanket Bond Coverage and there are then insured Parties whose Blanket Bond Losses have not been paid in full, such proceeds shall be further allocated among such insured

Parties in proportion to their respective premiums paid for such Coverage (repeating this further allocation procedure as each of such insured Parties is paid in full, until all proceeds have been allocated). If all Blanket Bond Losses relating to a particular Policy Year are not paid at the same time, the insured Parties who claim such Losses for that Policy Year shall make such provisions as they deem suitable to the particular circumstances (taking into account the size of any payment received, the size, nature and expected result of any remaining claims, and all other relevant factors) to permit a later re-allocation of amounts first paid. In no event shall any insured Party that incurs a Blanket Bond Loss relating to a Policy Year which equals or exceeds its Basic Bond Coverage be allocated proceeds of the Blanket Bond Coverage for that particular Policy Year in an amount less than its Basic Bond Coverage.

       3. Notices. Each Party agrees to give promptly to the insurer all notices required under the Policy.

       4. Agent. The Advisor is hereby appointed as the agent for all of the Parties for the purpose of making, adjusting, receiving and enforcing payment of all claims under the Policy and otherwise dealing with the insurer with respect to the Policy. All expenses incurred by the Advisor in its capacity as agent for claims shall be shared by the Parties (including the Advisor) in the same manner as above provided for the sharing of Losses.

       5. Modification and Termination. This Agreement may be modified or amended from time to time by mutual written agreement among all of the Parties. It may be terminated with respect to any one Party by not less than 60 days' written notice to the other Parties which are still parties to the Agreement. It shall terminate with respect to any Party as of the date that Party ceases to be an insured under the Policy; provided that such termination shall not affect that Party's rights and obligations hereunder with respect to any claims on behalf of that Party which are paid under the Policy by the insurer after the date the Party ceases to be an insured under the Policy.

       6. Further Assurances. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

First Trust Energy Income and Growth Fund
First Trust Enhanced Equity Income Fund
First Trust Senior Floating Rate Income Fund II
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust/Aberdeen Global Opportunity Income Fund
First Trust Mortgage Income Fund
First Trust Strategic High Income Fund II
First Trust/Aberdeen Emerging Opportunity Fund
First Trust Specialty Finance and Financial Opportunities Fund
First Trust Dividend and Income Fund
First Trust High Income Long/Short Fund
First Trust Energy Infrastructure Fund
First Trust MLP and Energy Income Fund
First Trust Intermediate Duration Preferred & Income Fund
First Trust New Opportunities MLP & Energy Fund
First Trust Exchange-Traded Fund
First Trust Exchange-Traded Fund II
First Trust Exchange-Traded AlphaDEX(R) Fund
First Trust Exchange-Traded AlphaDEX(R) Fund II
First Trust Exchange-Traded Fund IV
First Trust Exchange-Traded Fund V
First Trust Exchange-Traded Fund VI
First Trust Exchange-Traded Fund III
First Trust Exchange-Traded Fund VII
First Defined Portfolio Fund, LLC
First Trust Series Fund
First Trust Variable Insurance Trust



By /s/ Kristi A. Maher
   ----------------------------------------
   Kristi A. Maher, Assistant Secretary


First Trust Advisors L.P.
First Trust Portfolios L.P.


By /s/ Kristi A. Maher
   ----------------------------------------
   Kristi A. Maher, Deputy General Counsel

                                   APPENDIX A

CLOSED-END FUNDS
   First Trust Energy Income and Growth Fund
   First Trust Enhanced Equity Income Fund
   First Trust Senior Floating Rate Income Fund II
   Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust/Aberdeen Global Opportunity Income Fund
   First Trust Mortgage Income Fund
   First Trust Strategic High Income Fund II
   First Trust/Aberdeen Emerging Opportunity Fund
   First Trust Specialty Finance and Financial Opportunities Fund
   First Trust Dividend and Income Fund
   First Trust High Income Long/Short Fund
   First Trust Energy Infrastructure Fund
   First Trust MLP and Energy Income Fund
   First Trust Intermediate Duration Preferred & Income Fund
   First Trust New Opportunities MLP & Energy Fund

EXCHANGE-TRADED FUNDS
First Trust Exchange-Traded Fund
   First Trust Dow Jones Select MicroCap Index(SM) Fund
   First Trust Morningstar Dividend Leaders(SM) Index Fund First Trust US IPO Index Fund
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund First Trust NYSE Arca Biotechnology Index Fund
   First Trust Dow Jones Internet Index(SM) Fund
   First Trust Capital Strength ETF
   First Trust Value Line(R) Equity Allocation Index Fund First Trust Value Line(R) Dividend Index Fund
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund First Trust S&P REIT Index Fund
   First Trust ISE Water Index Fund
   First Trust ISE Revere Natural Gas Index Fund
   First Trust ISE Chindia Index Fund
   First Trust Value Line(R) 100 Exchange-Traded Fund
   First Trust NASDAQ ABA Community Bank Index
   Fund First Trust CBOE S&P 500 VIX Tail Hedge Index Fund

First Trust Exchange-Traded Fund II
   First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund First Trust STOXX(R) European Select Dividend Index Fund
   First Trust Dow Jones Global Select Dividend Index Fund
   First Trust ISE Global Wind Energy Index Fund
   First Trust ISE Global Engineering and Construction Index Fund

   First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund First Trust ISE Global Copper Index Fund
   First Trust ISE Global Platinum Index Fund
   First Trust BICK Index Fund
   First Trust ISE Cloud Computing Index Fund
   First Trust NASDAQ CEA Smartphone Index Fund
   First Trust NASDAQ Global Auto Index Fund

First Trust Exchange-Traded AlphaDEX(R) Fund
   First Trust Consumer Discretionary AlphaDEX(R) Fund
   First Trust Consumer Staples AlphaDEX(R) Fund
   First Trust Energy AlphaDEX(R) Fund
   First Trust Financials AlphaDEX(R) Fund
   First Trust Health Care AlphaDEX(R) Fund
   First Trust Industrials/Producer Durables AlphaDEX(R) Fund
   First Trust Materials AlphaDEX(R) Fund
   First Trust Technology AlphaDEX(R) Fund
   First Trust Utilities AlphaDEX(R) Fund
   First Trust Large Cap Core AlphaDEX(R) Fund
   First Trust Mid Cap Core AlphaDEX(R) Fund
   First Trust Mid Cap Growth AlphaDEX(R) Fund
   First Trust Mid Cap Value AlphaDEX(R) Fund
   First Trust Small Cap Core AlphaDEX(R) Fund
   First Trust Small Cap Value AlphaDEX(R) Fund
   First Trust Small Cap Growth AlphaDEX(R) Fund
   First Trust Large Cap Value AlphaDEX(R) Fund
   First Trust Large Cap Growth AlphaDEX(R) Fund
   First Trust Multi Cap Value AlphaDEX(R) Fund
   First Trust Multi Cap Growth AlphaDEX(R) Fund
   First Trust Mega Cap AlphaDEX(R) Fund

First Trust Exchange-Traded AlphaDEX Fund II
   First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund
   First Trust Europe AlphaDEX(R) Fund
   First Trust Latin America AlphaDEX(R) Fund
   First Trust Brazil AlphaDEX(R) Fund
   First Trust China AlphaDEX(R) Fund
   First Trust Japan AlphaDEX(R) Fund
   First Trust South Korea AlphaDEX(R) Fund
   First Trust Developed Markets Ex-US AlphaDEX(R) Fund
   First Trust Emerging Markets AlphaDEX(R) Fund
   First Trust Germany AlphaDEX(R) Fund
   First Trust Canada AlphaDEX(R) Fund
   First Trust Australia AlphaDEX(R) Fund
   First Trust United Kingdom AlphaDEX(R) Fund
   First Trust Taiwan AlphaDEX(R) Fund

   First Trust Hong Kong AlphaDEX(R) Fund
   First Trust Switzerland AlphaDEX(R) Fund
   First Trust Emerging Markets Small Cap AlphaDEX(R) Fund
   First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund

First Trust Exchange-Traded Fund III
   First Trust Preferred Securities and Income ETF

First Trust Exchange-Traded Fund IV
   First Trust North American Energy Infrastructure Fund
   First Trust Tactical High Yield ETF
   First Trust Senior Loan Fund

First Trust Exchange-Traded Fund V
   First Trust Morningstar Managed Futures Strategy Fund

First Trust Exchange-Traded Fund VI
   Multi-Asset Diversified Income Index Fund
   First Trust NASDAQ Technology Dividend Index Fund
   International Multi-Asset Diversified Income Index Fund
   First Trust High Income ETF
   First Trust Low Beta Income ETF
   First Trust NASDAQ Rising Dividend Achievers ETF
   First Trust Dorsey Wright Focus 5 ETF
   First Trust RBA American Industrial Renaissance(TM) ETF
   First Trust RBA Quality Income ETF

First Trust Exchange-Traded Fund VII
   First Trust Global Tactical Commodity Strategy Fund

OPEN END FUNDS
First Defined Portfolio Fund, LLC
   Global Dividend Target 15 Portfolio
   NASDAQ(R) Target 15 Portfolio
   S&P Target 24 Portfolio
   Target Managed VIP Portfolio
   The Dow(R) DART 10 Portfolio
   The Dow(R) Target Dividend Portfolio
   Value Line(R) Target 25 Portfolio
   First Trust Target Focus Four Portfolio

First Trust Series Fund
   First Trust Preferred Securities and Income Fund
   First Trust/Confluence Small Cap Value Fund
   First Trust Short Duration High Income Fund

First Trust Variable Insurance Trust
   First Trust/Dow Jones Dividend & Income Allocation Portfolio

                                                APPENDIX B


FIRST DEFINED PORTFOLIO FUND
    Global Dividend Target 15 Portfolio                                                               N/A
    First Trust Target Focus Four Portfolio                                                           N/A
    NASDAQ(R) Target 15 Portfolio                                                                     N/A
    S&P Target 24 Portfolio                                                                           N/A
    Target Managed VIP Portfolio                                                                      N/A
    The Dow(R) DART 10 Portfolio                                                                      N/A
    The Dow(R) Target Dividend Portfolio                                                              N/A
    Value Line(R) Target 25 Portfolio                                                                 N/A
---------------------------------------------------------------------------------------------- -------------------
SUB-TOTAL                                                                                            $450,000

FIRST TRUST CLOSED-END FUNDS
    First Trust Energy Income and Growth Fund                                                      $1,250,000
    First Trust Enhanced Equity Income Fund                                                          $750,000
    First Trust Senior Floating Rate Income Fund II                                                  $900,000
    Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                     $600,000
    First Trust/Aberdeen Global Opportunity Income Fund                                              $750,000
    First Trust Mortgage Income Fund                                                                 $450,000
    First Trust Strategic High Income Fund II                                                        $600,000
    First Trust/Aberdeen Emerging Opportunity Fund                                                   $525,000
    First Trust Specialty Finance and Financial Opportunities Fund                                   $525,000
    First Trust Dividend and Income Fund                                                             $525,000
    First Trust High Income Long/Short Fund                                                        $1,000,000
    First Trust Energy Infrastructure Fund                                                           $900,000
    First Trust MLP and Energy Income Fund                                                         $1,250,000
    First Trust Intermediate Duration Preferred & Income Fund                                      $1,250,000
    First Trust New Opportunities MLP & Energy Fund                                                  $750,000
---------------------------------------------------------------------------------------------- -------------------
SUB-TOTAL                                                                                         $12,025,000

FIRST TRUST EXCHANGE-TRADED FUND
    First Trust Dow Jones Select MicroCap Index(SM) Fund                                              N/A
    First Trust Morningstar Dividend Leaders(SM) Index Fund                                           N/A
    First Trust US IPO Index Fund                                                                     N/A
    First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                              N/A
    First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                           N/A
    First Trust NYSE Arca Biotechnology Index Fund                                                    N/A
    First Trust Dow Jones Internet Index(SM) Fund                                                     N/A
    First Trust Capital Strength ETF                                                                  N/A
    First Trust Value Line(R) Equity Allocation Index Fund                                            N/A
    First Trust Value Line(R) Dividend Index Fund                                                     N/A
    First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                                        N/A
    First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                       N/A
    First Trust S&P REIT Index Fund                                                                   N/A
    First Trust ISE Water Index Fund                                                                  N/A
    First Trust ISE Revere Natural Gas Index Fund                                                     N/A
    First Trust ISE Chindia Index Fund                                                                N/A
    First Trust Value Line(R) 100 Exchange-Traded Fund                                                N/A
    First Trust NASDAQ ABA Community Bank Index Fund                                                  N/A
    First Trust CBOE S&P 500 VIX Tail Hedge Fund                                                      N/A
---------------------------------------------------------------------------------------------- -------------------
SUB-TOTAL                                                                                          $2,500,000






FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
    First Trust Consumer Discretionary AlphaDEX(R) Fund                                               N/A
    First Trust Consumer Staples AlphaDEX(R) Fund                                                     N/A
    First Trust Energy AlphaDEX(R) Fund                                                               N/A
    First Trust Financials AlphaDEX(R) Fund                                                           N/A
    First Trust Health Care AlphaDEX(R) Fund                                                          N/A
    First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                        N/A
    First Trust Materials AlphaDEX(R) Fund                                                            N/A
    First Trust Technology AlphaDEX(R) Fund                                                           N/A
    First Trust Utilities AlphaDEX(R) Fund                                                            N/A
    First Trust Large Cap Core AlphaDEX(R) Fund                                                       N/A
    First Trust Mid Cap Core AlphaDEX(R) Fund                                                         N/A
    First Trust Mid Cap Growth AlphaDEX(R) Fund                                                       N/A
    First Trust Small Cap Core AlphaDEX(R) Fund                                                       N/A
    First Trust Small Cap Value AlphaDEX(R) Fund                                                      N/A
    First Trust Small Cap Growth AlphaDEX(R) Fund                                                     N/A
    First Trust Large Cap Value AlphaDEX(R) Fund                                                      N/A
    First Trust Large Cap Growth AlphaDEX(R) Fund                                                     N/A
    First Trust Mega Cap AlphaDEX(R) Fund                                                             N/A
---------------------------------------------------------------------------------------------- -------------------
    Sub-Total                                                                                      $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND II
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                             N/A
    First Trust STOXX(R) European Select Dividend Index Fund                                          N/A
    First Trust Dow Jones Global Select Dividend Index Fund                                           N/A
    First Trust ISE Global Wind Energy Index Fund                                                     N/A
    First Trust ISE Global Engineering and Construction Index Fund                                    N/A
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                          N/A
    First Trust ISE Global Copper Index Fund                                                          N/A
    First Trust ISE Global Platinum Index Fund                                                        N/A
    First Trust BICK Index Fund                                                                       N/A
    First Trust ISE Cloud Computing Index Fund                                                        N/A
    First Trust NASDAQ CEA Smartphone Index Fund                                                      N/A
    First Trust NASDAQ Global Auto Index Fund                                                         N/A
---------------------------------------------------------------------------------------------- -------------------
    Sub-Total                                                                                      $1,250,000

FIRST TRUST EXCHANGE-TRADED FUND III
    First Trust Preferred Securities and Income ETF                                                   N/A
---------------------------------------------------------------------------------------------- -------------------
    Sub-Total                                                                                       $400,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
    First Trust Developed Markets Ex-US AlphaDEX(R) Fund                                              N/A
    First Trust Emerging Markets AlphaDEX(R) Fund                                                     N/A
    First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                                                N/A
    First Trust Europe AlphaDEX(R) Fund                                                               N/A
    First Trust Latin America AlphaDEX(R) Fund                                                        N/A
    First Trust Brazil AlphaDEX(R) Fund                                                               N/A
    First Trust China AlphaDEX(R) Fund                                                                N/A
    First Trust Japan AlphaDEX(R) Fund                                                                N/A
    First Trust South Korea AlphaDEX(R) Fund                                                          N/A
    First Trust Germany AlphaDEX(R) Fund                                                              N/A
    First Trust Canada AlphaDEX(R) Fund                                                               N/A
    First Trust Australia AlphaDEX(R) Fund                                                            N/A
    First Trust United Kingdom AlphaDEX(R) Fund                                                       N/A
    First Trust Taiwan AlphaDEX(R) Fund                                                               N/A






    First Trust Hong Kong AlphaDEX(R) Fund                                                            N/A
    First Trust Switzerland AlphaDEX(R) Fund                                                          N/A
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                           N/A
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                    N/A
---------------------------------------------------------------------------------------------- -------------------
    Sub-Total                                                                                      $1,500,000

FIRST TRUST EXCHANGE-TRADED FUND IV
    First Trust North American Energy Infrastructure Fund                                             N/A
    First Trust Tactical High Yield ETF                                                               N/A
    First Trust Senior Loan Fund                                                                      N/A
---------------------------------------------------------------------------------------------- -------------------
    Sub-Total                                                                                      $1,250,000

FIRST TRUST EXCHANGE-TRADED FUND V
    First Trust Morningstar Managed Futures Strategy Fund                                             N/A
---------------------------------------------------------------------------------------------- -------------------
    Sub-Total                                                                                        $150,000

FIRST TRUST EXCHANGE-TRADED FUND VII
     First Trust Global Tactical Commodity Strategy Fund                                              N/A
---------------------------------------------------------------------------------------------- -------------------
     Sub-Total                                                                                       $450,000

FIRST TRUST EXCHANGE-TRADED FUND VI
    Multi-Asset Diversified Income Index Fund                                                         N/A
    First Trust NASDAQ Technology Dividend Index Fund                                                 N/A
    International Multi-Asset Diversified Income Index Fund                                           N/A
    First Trust High Income ETF                                                                       N/A
    First Trust Low Beta Income ETF                                                                   N/A
    First Trust NASDAQ Rising Dividend Achievers ETF                                                  N/A
    First Trust Dorsey Wright Focus 5 ETF                                                             N/A
    First Trust RBA American Industrial Renaissance(TM) ETF                                           N/A
    First Trust RBA Quality Income ETF                                                                N/A
---------------------------------------------------------------------------------------------- -------------------
    Sub-Total                                                                                      $1,250,000

FIRST TRUST SERIES FUND
    First Trust Preferred Securities and Income Fund                                                  N/A
    First Trust/Confluence Small Cap Value Fund                                                       N/A
    First Trust Short Duration High Income Fund                                                       N/A
---------------------------------------------------------------------------------------------- -------------------
    Sub-Total                                                                                        $750,000

FIRST TRUST VARIABLE INSURANCE TRUST
    First Trust/Dow Jones Dividend & Income Allocation Portfolio                                      N/A
---------------------------------------------------------------------------------------------- -------------------
    Sub-Total                                                                                        $525,000

    GRAND TOTAL                                                                                   $25,000,000

                                                 APPENDIX C


FIRST TRUST CLOSED-END FUNDS                                                                         PREMIUM

       First Trust Energy Infrastructure Fund                                                         $1,542
       First Trust High Income Long/Short Fund                                                        $1,907
       Macquarie/First Trust Global Opportunity Dividend & Income Fund                                  $527
       First Trust Senior Floating Rate Income Fund II                                                $1,577
       First Trust Energy Income and Growth Fund                                                      $2,276
       First Trust Enhanced Equity Income Fund                                                          $790
       First Trust/Aberdeen Global Opportunity Income Fund                                            $1,026
       First Trust Mortgage Income Fund                                                                 $232
       First Trust Strategic High Income Fund II                                                        $552
       First Trust/Aberdeen Emerging Opportunity Fund                                                   $328
       First Trust/Specialty Finance and Financial Opportunities Fund                                   $392
       First Trust Dividend and Income Fund                                                             $221
       First Trust MLP and Energy Income Fund                                                         $3,403
       First Trust Intermediate Duration Preferred & Income Fund                                      $5,448
       First Trust New Opportunities MLP & Energy Fund                                                   $27
------------------------------------------------------------------------------------------------ -----------------
          Total                                                                                      $20,248

FIRST TRUST EXCHANGE-TRADED FUND
       First Trust Dow Jones Select MicroCap(SM) Index Fund                                             $361
       First Trust Morningstar Dividend Leaders(SM) Index Fund                                        $1,797
       First Trust US IPO Index Fund                                                                    $458
       First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                           $1,190
       First Trust NASDAQ-100 Technology Sector Index(SM) Fund                                          $413
       First Trust Dow Jones Internet Index(SM) Fund                                                  $4,408
       First Trust NYSE Arca Biotechnology Index Fund                                                 $2,251
       First Trust Capital Strength ETF                                                                 $130
       First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                                       $206
       First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                      $208
       First Trust NASDAQ(R) ABA Community Bank Index Fund                                              $105
       First Trust ISE Water Index Fund                                                                 $389
       First Trust ISE-Revere Natural Gas Index Fund                                                  $1,327
       First Trust ISE Chindia Index Fund                                                               $175
       First Trust S&P REIT Index Fund                                                                  $433
       First Trust Value Line(R) Equity Allocation Index Fund                                            $13
       First Trust Value Line(R) Dividend Index Fund                                                  $2,061
       First Trust Value Line(R) 100 Exchange-Traded Fund                                               $183
       First Trust CBOE S&P 500 VIX Tail Hedge Fund                                                      $12
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                   $16,120

FIRST TRUST EXCHANGE-TRADED FUND II
       First Trust Dow Jones STOXX European Select Dividend                                             $169
       First Trust FTSE EPRA/NAREIT Developed Markets Real Estate                                       $274
       First Trust Dow Jones Global Select Dividend                                                     $988
       First Trust ISE Global Wind Energy                                                               $172
       First Trust ISE Global Engineering and Construction                                               $48
       First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure                                     $33
       First Trust ISE Global Copper Index Fund                                                          $92
       First Trust ISE Global Platinum Index Fund                                                        $31
       First Trust BICK Index Fund                                                                       $53
       First Trust NASDAQ CEA Smartphone Index Fund                                                      $27






       First Trust NASDAQ Global Auto Index Fund                                                        $131
       First Trust ISE Cloud Computing Index Fund                                                       $354
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                    $2,372

FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND
       First Trust Large Cap Core AlphaDEX(R) Fund                                                    $1,551
       First Trust Mid Cap Core AlphaDEX(R) Fund                                                      $1,404
       First Trust Small Cap Core AlphaDEX(R) Fund                                                      $922
       First Trust Large Cap Value AlphaDEX(R) Fund                                                   $1,374
       First Trust Large Cap Growth AlphaDEX(R) Fund                                                    $496
       First Trust Multi Cap Value AlphaDEX Fund                                                        $273
       First Trust Multi Cap Growth AlphaDEX(R) Fund                                                    $110
       First Trust Consumer Discretionary AlphaDEX(R) Fund                                            $2,326
       First Trust Consumer Staples AlphaDEX(R) Fund                                                  $1,767
       First Trust Energy AlphaDEX(R) Fund                                                              $715
       First Trust Financials AlphaDEX(R) Fund                                                        $1,287
       First Trust Health Care AlphaDEX(R) Fund                                                       $3,194
       First Trust Industrials AlphaDEX(R) Fund                                                         $833
       First Trust Materials AlphaDEX(R) Fund                                                           $931
       First Trust Technology AlphaDEX(R) Fund                                                        $1,055
       First Trust Utilities AlphaDEX(R) Fund                                                           $601
       First Trust Mid Cap Growth AlphaDEX(R) Fund                                                       $76
       First Trust Mid Cap Value AlphaDEX(R) Fund                                                        $64
       First Trust Small Cap Growth AlphaDEX(R) Fund                                                     $40
       First Trust Small Cap Value AlphaDEX(R) Fund                                                     $152
       First Trust Mega Cap AlphaDEX(R) Fund                                                             $26
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                   $19,197

FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND II
       First Trust Developed Markets Ex-US AlphaDEX(R) Fund                                             $330
       First Trust Emerging Markets AlphaDEX(R) Fund                                                    $526
       First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                                                $71
       First Trust Europe AlphaDEX(R) Fund                                                              $486
       First Trust Latin America AlphaDEX(R) Fund                                                        $24
       First Trust Brazil AlphaDEX(R) Fund                                                               $17
       First Trust China AlphaDEX(R) Fund                                                                $15
       First Trust Japan AlphaDEX(R) Fund                                                               $117
       First Trust South Korea AlphaDEX(R) Fund                                                          $11
       First Trust Germany AlphaDEX(R) Fund                                                              $69
       First Trust Canada AlphaDEX(R) Fund                                                              $136
       First Trust Australia AlphaDEX(R) Fund                                                             $4
       First Trust United Kingdom AlphaDEX(R) Fund                                                       $50
       First Trust Taiwan AlphaDEX(R) Fund                                                                $4
       First Trust Hong Kong AlphaDEX(R) Fund                                                             $6
       First Trust Switzerland AlphaDEX(R) Fund                                                          $59
       First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                     $4
       First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                           $97
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                    $2,026

FIRST TRUST EXCHANGE-TRADED FUND III
       First Trust Preferred Securities and Income ETF                                                  $181
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                      $181

FIRST TRUST EXCHANGE-TRADED FUND IV
       First Trust North American Energy Infrastructure Fund                                          $1,158






       First Trust Tactical High Yield ETF                                                              $171
       First Trust Senior Loan Fund                                                                     $201
------------------------------------------------------------------------------------------------ -----------------
                 Total                                                                                $1,530


FIRST TRUST EXCHANGE-TRADED FUND V
       First Trust Morningstar Managed Futures Strategy Fund                                             $14
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                       $14

FIRST TRUST EXCHANGE-TRADED FUND VI
       Multi Asset Diversified Income Index Fund                                                      $1,364
       First Trust NASDAQ Technology Dividend Index Fund                                                $574
       International Multi-Asset Diversified Income Index Fund                                           $15
       First Trust High Income ETF                                                                        $1
       First Trust Low Beta Income ETF                                                                    $1
       First Trust NASDAQ Rising Dividend Achievers ETF                                                   $1
       First Trust Dorsey Wright Focus 5 ETF                                                              $8
       First Trust RBA American Industrial Renaissance(TM) ETF                                            $2
       First Trust RBA Quality Income ETF                                                                 $1
------------------------------------------------------------------------------------------------ -----------------
          Total                                                                                       $1,967

FIRST TRUST EXCHANGE-TRADED FUND VII
       First Trust Global Tactical Commodity Strategy Fund                                                $5
------------------------------------------------------------------------------------------------ -----------------
          Total                                                                                           $5

FIRST TRUST OPEN-END FUNDS

FIRST DEFINED PORTFOLIO FUND
       Target Managed VIP Portfolio                                                                      $56
       The Dow(R) DART 10 Portfolio                                                                      $19
       NASDAQ Target 15 Portfolio                                                                        $13
       S&P Target 24 Portfolio                                                                           $24
       Global Dividend Target 15 Portfolio                                                               $76
       Value Line(R) Target 25 Portfolio                                                                 $18
       First Trust Target Focus Four Portfolio                                                           $16
       The Dow(R) Target Dividend Portfolio                                                              $47
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                      $269

FIRST TRUST SERIES FUND
       First Trust Preferred Securities and Income Fund                                                 $599
       First Trust/Confluence Small Cap Value Fund                                                        $9
       First Trust Short Duration High Income Fund                                                      $270
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                      $878

FIRST TRUST VARIABLE INSURANCE TRUST
       First Trust/Dow Jones Dividend & Income Allocation Portfolio                                     $258
------------------------------------------------------------------------------------------------ -----------------
             Total                                                                                      $258

       First Trust Advisors L.P.                                                                     $37,958
       First Trust Portfolios L.P.                                                                    $5,423
------------------------------------------------------------------------------------------------ -----------------
             GRAND TOTAL                                                                            $108,446